UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	July 19, 2012

Fidelity Bancorp, Inc.
(Exact name of registrant as specified in its charter)

Pennsylvania	0-22288	25-1705405
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1009 Perry Highway, Pittsburgh, Pennsylvania	15237
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(412) 367-3300

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

FIDELITY BANCORP, INC.

INFORMATION TO BE INCLUDED IN THE REPORT

Section 1–Registrant’s Business and Operations

Item 1.01.	Entry Into a Material Definitive Agreement.

On July 19, 2012, WesBanco, Inc. (“WesBanco”) WesBanco Bank, Inc., Fidelity Bancorp, Inc. (“Fidelity”) and Fidelity Savings Bank (“Fidelity Bank”) entered into an Agreement and Plan of Merger (“Merger Agreement”) under which Fidelity will be merged with and into WesBanco. Fidelity is the parent company of Fidelity Bank.  Concurrent with or immediately following the merger, Fidelity Bank will be merged with and into Webanco Bank, a wholly-owned subsidiary of WesBanco.

Under the terms of the Merger Agreement, each share of Fidelity common stock will be converted into the right to receive, 0.8275 shares of WesBanco common stock and $4.50 in cash.  Fidelity has the right to terminate the Merger Agreement if (1) the average closing price of WesBanco’s common stock for the 20 consecutive trading days ending on the day before the later of the date (i) on which the last bank regulatory approval or (ii) that Fidelity shareholders approve the Merger Agreement, is received is less than 85% of the closing price of WesBanco common stock on July 18, 2012, the last trading day preceding announcement of the Merger Agreement and (2) from July 19, 2012 through such date, WesBanco’s common stock has underperformed the Nasdaq Bank Index by more than 15%, unless WesBanco elects to increase the merger consideration per share pursuant to a formula specified in the Merger Agreement.

Richard G. Spencer, President of Fidelity and Fidelity Bank will be invited to join the Board of WesBanco.  In addition, each member of the Fidelity board of directors not appointed to the board of directors of WesBanco will have the opportunity to serve on WesBanco Bank’s Pittsburgh Advisory Board.

The transaction is subject to customary closing conditions, including the receipt of regulatory approvals and approval by the shareholders of Fidelity.  The merger is currently expected to be completed in the fourth quarter of 2012 or in early 2013.

All of the directors and executive officers of Fidelity entered into voting agreements with WesBanco in which they have agreed to vote their shares in favor of the approval of the Merger Agreement at the Fidelity shareholders meeting to be held for the purpose of voting on the proposed transaction. The form of the voting agreement is attached as Exhibit 2.2 hereto and is incorporated herein by reference. In the event the Merger Agreement is terminated under certain circumstances, Fidelity has agreed to pay WesBanco a termination fee of $3,200,000.

The Merger Agreement also contains customary representations and warranties that WesBanco and Fidelity made to each other as of specific dates.  The assertions embodied in those representations and warranties were made solely for purposes of the Merger Agreement, and are subject to important qualifications and limitations agreed to by the parties in connection with negotiating its terms.  Moreover, the representations and warranties are subject to a contractual standard of materiality that may be different from what may be viewed as material to shareholders, and the representations and warranties may have been used for the purpose of allocating risk between WesBanco and Fidelity rather than establishing matters as facts.

The foregoing summary of the Merger Agreement is not complete and is qualified in its entirety by reference to the complete text of such document, which is filed as Exhibit 2.1 to this Form 8-K and which is incorporated herein by reference in its entirety.

Additional Information About the Merger and Where to Find It

In connection with the proposed Merger, WesBanco will file with the SEC a Registration Statement on Form S-4 that will include a Proxy Statement of Fidelity and a Prospectus of WesBanco, as well as other relevant documents concerning the proposed transaction.  INVESTORS AND OTHER INTERESTED PARTIES ARE URGED TO READ THE REGISTRATION STATEMENT AND THE PROXY STATEMENT/PROSPECTUS REGARDING THE MERGER WHEN IT BECOMES AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. The Proxy Statement/Prospectus will be mailed to shareholders of Fidelity prior to the Fidelity shareholder meeting, which has not yet been scheduled. In addition, when the Registration Statement on Form S-4, which will include the Proxy Statements/Prospectus, and other related documents is filed by WesBanco with the SEC, it may be obtained for free at the SEC’s website at http://www.sec.gov, on the NASDAQ website at http://www.nasdaq.com and from either WesBanco’s or Fidelity’s website at http://www.wesbanco.com or http://www.fidelitybancorp-pa.com, respectively.

Fidelity and WesBanco and their respective directors and executive officers may be deemed to be “participants” in Fidelity’s solicitation of proxies in connection with the proposed merger.  Information regarding participants, including their holdings of Fidelity common stock may be found in Fidelity’s proxy statement for its 2012 annual meeting of shareholders dated January 11, 2012, as filed with the SEC.  Information about any other persons who may, under the rules of the SEC, be considered participants in the solicitation of Fidelity shareholders in connection with the proposed Merger will be included in the Proxy Statement/Prospectus. You can find information about WesBanco’s directors and executive officers in the proxy statement for WesBanco’s annual meeting of shareholders filed with the SEC on March 14, 2012. A copy of the proxy statement is available free of charge at the SEC’s website (www.sec.gov).  Additional information regarding the interests of such participants will be included in the prospectus/proxy statement and the other relevant documents filed with the SEC when they become available.

INVESTORS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS CAREFULLY WHEN IT BECOMES AVAILABLE BEFORE MAKING ANY VOTING OR INVESTMENT DECISIONS WITH RESPECT TO THE PROPOSED MERGER.

Item 8.01             Other Events

The joint press release issued by WesBanco and Fidelity announcing the execution of the Merger Agreement is furnished herewith as Exhibit 99.1.

Item 9.01.            Financial Statements and Exhibits.

(a)           Not applicable.

(b)           Not applicable.

(c)           Not applicable.

(d)          Exhibits.  The following exhibits are filed herewith:

No.           Description

2.1	Agreement and Plan of Merger by and among WesBanco, Inc., WesBanco Bank, Inc., Fidelity Bancorp, Inc. and Fidelity Savings Bank, dated as of July 19, 2012
2.2	Form of Voting Agreement
99.1	Press Release Dated July 19, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIDELITY BANCORP, INC.
Date: July 19, 2012	By:	/s/ Richard G. Spencer
Richard G. Spencer President and Chief Executive Officer